Exhibit 99.2

American Financial Group, Inc.

Investor Supplement—Third Quarter 2021

November 2, 2021

American Financial Group, Inc.

Corporate Headquarters

Great American Insurance Group Tower

301 E Fourth Street

Cincinnati, OH 45202

513 579 6739

American Financial Group, Inc. Table of Contents—Investor Supplement—Third Quarter 2021

American Financial Group, Inc.
Financial Highlights
(in millions, except per share information)

	Three Months Ended					Nine Months Ended
	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	9/30/21	9/30/20
Highlights
Net earnings	$219	$1,002	$419	$692	$164	$1,640	$40
Net earnings from continuing operations	219	240	267	265	88	726	60
Core net operating earnings	231	205	206	175	121	642	306
Total assets	29,942	28,780	74,197	73,710	73,234	29,942	73,234
Adjusted shareholders’ equity (a)	5,062	5,396	5,695	5,493	5,087	5,062	5,087
Property and Casualty net written premiums	1,729	1,369	1,205	1,216	1,488	4,303	3,776
Per share data
Diluted earnings per share	$2.56	$11.70	$4.84	$7.93	$1.86	$19.11	$0.45
Diluted earnings per share from continuing operations	2.56	2.81	3.08	3.03	1.00	8.45	0.66
Core net operating earnings per share	2.71	2.39	2.38	2.01	1.38	7.48	3.40
Adjusted book value per share (a)	59.70	63.70	66.89	63.61	58.29	59.70	58.29
Dividends per common share	6.5000	14.5000	0.5000	2.5000	0.4500	21.5000	1.3500
Financial ratios
Annualized return on equity (b)	16.6%	72.0%	29.9%	52.1%	12.9%	40.3%	1.0%
Annualized core operating return on equity (b)	17.6%	14.7%	14.7%	13.2%	9.6%	15.8%	7.9%
Property and Casualty combined ratio—Specialty:
Loss & LAE ratio	62.4%	57.2%	56.8%	58.6%	63.8%	59.0%	61.8%
Underwriting expense ratio	26.6%	30.7%	31.7%	27.6%	28.3%	29.4%	31.4%

Combined ratio—Specialty	89.0%	87.9%	88.5%	86.2%	92.1%	88.4%	93.2%

(a)	Excludes unrealized gains related to fixed maturity investments, a reconciliation to the GAAP measure is on page 14.
(b)	Excludes accumulated other comprehensive income.

American Financial Group, Inc.
Summary of Earnings
($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	9/30/21	9/30/20
Property and Casualty Insurance
Underwriting profit	$168	$152	$134	$163	$103	$454	$243
Net investment income	165	143	159	122	111	467	282
Other expense	(4)	(7)	(5)	(11)	(9)	(16)	(23)

Property and Casualty Insurance operating earnings	329	288	288	274	205	905	502
Real estate entities and other acquired from Annuity	—	22	28	9	3	50	10
Interest expense of parent holding companies	(24)	(23)	(24)	(24)	(24)	(71)	(64)
Other expense	(21)	(35)	(34)	(32)	(29)	(90)	(66)

Pretax core operating earnings	284	252	258	227	155	794	382
Income tax expense	53	47	52	52	34	152	76

Core net operating earnings	231	205	206	175	121	642	306
Non-core items, net of tax:
Realized gains (losses) on securities	(12)	34	61	97	18	83	(156)
Special A&E charges:
Property and Casualty Insurance run-off operations	—	—	—	—	(37)	—	(37)
Former Railroad and Manufacturing operations	—	—	—	—	(17)	—	(17)
Neon exited lines	—	3	—	(3)	3	3	(36)
Other non-core items	—	(2)	—	(4)	—	(2)	—

Net earnings from continuing operations	$219	$240	$267	$265	$88	$726	$60

Discontinued Annuity operations	—	762	152	427	76	914	(20)

Net earnings	$219	$1,002	$419	$692	$164	$1,640	$40

American Financial Group, Inc.
Earnings Per Share Summary
(in millions, except per share information)

	Three Months Ended					Nine Months Ended
	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	9/30/21	9/30/20
Core net operating earnings	$231	$205	$206	$175	$121	$642	$306

Net earnings from continuing operations	$219	$240	$267	$265	$88	$726	$60

Net earnings	$219	$1,002	$419	$692	$164	$1,640	$40

Average number of diluted shares—core	85.171	85.618	86.577	87.156	88.546	85.785	89.889
Average number of diluted shares—net	85.171	85.618	86.577	87.156	88.546	85.785	89.889
Diluted earnings per share:
Core net operating earnings per share	$2.71	$2.39	$2.38	$2.01	$1.38	$7.48	$3.40
Realized gains (losses) on securities	(0.15)	0.40	0.70	1.10	0.20	0.95	(1.72)
Special A&E charges:
Property and Casualty Insurance run-off operations	—	—	—	—	(0.42)	—	(0.42)
Former Railroad and Manufacturing operations	—	—	—	—	(0.19)	—	(0.19)
Neon exited lines	—	0.04	—	(0.04)	0.03	0.04	(0.41)
Other non-core items	—	(0.02)	—	(0.04)	—	(0.02)	—

Diluted earnings per share, continuing operations	$2.56	$2.81	$3.08	$3.03	$1.00	$8.45	$0.66

Discontinued Annuity operations	—	8.89	1.76	4.90	0.86	10.66	(0.21)

Diluted earnings per share	$2.56	$11.70	$4.84	$7.93	$1.86	$19.11	$0.45

American Financial Group, Inc.
Property and Casualty Insurance—Summary Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	9/30/21	9/30/20
Property and Transportation	$45	$62	$56	$74	$47	$163	$107
Specialty Casualty	110	71	56	91	53	237	132
Specialty Financial	26	21	25	20	13	72	30
Other Specialty	(12)	(1)	(3)	(6)	(9)	(16)	(22)

Underwriting profit—Specialty	169	153	134	179	104	456	247
Other core charges, included in loss and LAE	(1)	(1)	—	(16)	(1)	(2)	(4)

Underwriting profit—Core	168	152	134	163	103	454	243
Special A&E charges, included in loss and LAE	—	—	—	—	(47)	—	(47)
Neon exited lines (a)	—	—	—	(53)	(38)	—	(82)

Underwriting profit (loss)—Property and Casualty Insurance	$168	$152	$134	$110	$18	$454	$114

Included in results above:
Current accident year COVID-19 related losses	$3	$2	$9	$—	$—	$14	$115

Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$1	$11	$(3)	$5	$12	$5
Catastrophe loss	31	10	20	41	52	61	87

Total current accident year catastrophe losses	$31	$11	$31	$38	$57	$73	$92

Prior year loss reserve development (favorable) / adverse	$(82)	$(67)	$(59)	$(8)	$—	$(208)	$(119)

Combined ratio:
Property and Transportation	93.5%	86.6%	85.6%	85.8%	91.9%	89.6%	92.1%
Specialty Casualty	82.0%	87.9%	90.2%	84.0%	90.7%	86.6%	92.1%
Specialty Financial	84.2%	86.4%	84.1%	86.8%	91.6%	84.9%	93.5%
Other Specialty	122.5%	103.2%	104.6%	116.9%	115.6%	110.2%	115.7%
Combined ratio—Specialty	89.0%	87.9%	88.5%	86.2%	92.1%	88.4%	93.2%
Other core charges	0.0%	0.0%	0.1%	1.2%	0.1%	0.0%	0.1%
Neon exited lines charge	0.0%	0.0%	0.0%	4.2%	3.1%	0.0%	2.4%
Special A&E charges	0.0%	0.0%	0.0%	0.0%	3.5%	0.0%	1.3%

Combined ratio	89.0%	87.9%	88.6%	91.6%	98.8%	88.4%	97.0%

P&C combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	92.3%	92.2%	91.2%	89.1%	95.0%	91.8%	94.8%

Loss and LAE components—property and casualty insurance
Current accident year, excluding COVID-19 related and catastrophe losses	65.7%	61.5%	59.5%	60.1%	66.0%	62.4%	62.5%
COVID-19 related losses	0.1%	0.2%	0.8%	0.0%	0.0%	0.3%	3.0%
Current accident year catastrophe losses	2.0%	0.9%	1.7%	3.1%	3.8%	1.5%	2.3%
Prior accident year loss reserve development	(5.4%)	(5.4%)	(5.1%)	(0.6%)	0.0%	(5.2%)	(3.1%)

Loss and LAE ratio	62.4%	57.2%	56.9%	62.6%	69.8%	59.0%	64.7%

(a)

In the fourth quarter of 2020, AFG recorded $55 million in non-core losses from Neon’s operations and a $1 million reduction in the estimated tax benefit related to the sale of Neon, partially offset by a $53 million favorable adjustment to the estimated loss on sale recorded in Q3.

American Financial Group, Inc.
Specialty—Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	9/30/21	9/30/20
Gross written premiums	$2,656	$1,937	$1,616	$1,707	$2,223	$6,209	$5,288
Ceded reinsurance premiums	(927)	(568)	(411)	(491)	(735)	(1,906)	(1,512)

Net written premiums	1,729	1,369	1,205	1,216	1,488	4,303	3,776
Change in unearned premiums	(200)	(119)	(32)	83	(149)	(351)	(176)

Net earned premiums	1,529	1,250	1,173	1,299	1,339	3,952	3,600
Loss and LAE	953	713	667	762	855	2,333	2,224
Underwriting expense	407	384	372	358	380	1,163	1,129

Underwriting profit	$169	$153	$134	$179	$104	$456	$247

Included in results above:
Current accident year COVID-19 related losses	$3	$2	$9	$—	$—	$14	$95

Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$1	$11	$(3)	$5	$12	$5
Catastrophe loss	31	10	20	20	36	61	71

Total current accident year catastrophe losses	$31	$11	$31	$17	$41	$73	$76

Prior year loss reserve development (favorable) / adverse	$(83)	$(68)	$(59)	$(32)	$(48)	$(210)	$(181)

Combined ratio:
Loss and LAE ratio	62.4%	57.2%	56.8%	58.6%	63.8%	59.0%	61.8%
Underwriting expense ratio	26.6%	30.7%	31.7%	27.6%	28.3%	29.4%	31.4%

Combined ratio	89.0%	87.9%	88.5%	86.2%	92.1%	88.4%	93.2%

Specialty combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	92.3%	92.2%	91.2%	87.1%	93.1%	91.9%	93.6%

Loss and LAE components:
Current accident year, excluding COVID-19 related and catastrophe losses	65.7%	61.5%	59.5%	59.5%	64.8%	62.5%	62.2%
COVID-19 related losses	0.1%	0.2%	0.8%	0.0%	0.0%	0.3%	2.6%
Current accident year catastrophe losses	2.0%	0.9%	1.7%	1.5%	2.7%	1.5%	2.0%
Prior accident year loss reserve development	(5.4%)	(5.4%)	(5.2%)	(2.4%)	(3.7%)	(5.3%)	(5.0%)

Loss and LAE ratio	62.4%	57.2%	56.8%	58.6%	63.8%	59.0%	61.8%

American Financial Group, Inc.
Property and Transportation—Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	9/30/21	9/30/20
Gross written premiums	$1,334	$851	$520	$647	$1,061	$2,705	$2,166
Ceded reinsurance premiums	(561)	(287)	(117)	(207)	(426)	(965)	(719)

Net written premiums	773	564	403	440	635	1,740	1,447
Change in unearned premiums	(73)	(111)	(9)	81	(61)	(193)	(97)

Net earned premiums	700	453	394	521	574	1,547	1,350
Loss and LAE	516	263	221	329	403	1,000	879
Underwriting expense	139	128	117	118	124	384	364

Underwriting profit	$45	$62	$56	$74	$47	$163	$107

Included in results above:
Current accident year COVID-19 related losses	$—	$—	$—	$—	$1	$—	$7

Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$1	$8	$—	$—	$9	$—
Catastrophe loss	14	6	14	6	18	34	41

Total current accident year catastrophe losses	$14	$7	$22	$6	$18	$43	$41

Prior year loss reserve development (favorable) / adverse	$(18)	$(40)	$(43)	$(29)	$(26)	$(101)	$(78)

Combined ratio:
Loss and LAE ratio	73.7%	58.2%	56.0%	63.3%	70.1%	64.7%	65.1%
Underwriting expense ratio	19.8%	28.4%	29.6%	22.5%	21.8%	24.9%	27.0%

Combined ratio	93.5%	86.6%	85.6%	85.8%	91.9%	89.6%	92.1%

Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	94.0%	94.0%	93.0%	90.0%	93.2%	93.9%	94.4%

Loss and LAE components:
Current accident year, excluding COVID-19 related and catastrophe losses	74.2%	65.6%	63.4%	67.5%	71.4%	69.0%	67.4%
COVID-19 related losses	0.0%	0.0%	0.1%	0.2%	0.1%	0.0%	0.5%
Current accident year catastrophe losses	2.0%	1.4%	3.6%	1.2%	3.1%	2.2%	3.0%
Prior accident year loss reserve development	(2.5%)	(8.8%)	(11.1%)	(5.6%)	(4.5%)	(6.5%)	(5.8%)

Loss and LAE ratio	73.7%	58.2%	56.0%	63.3%	70.1%	64.7%	65.1%

American Financial Group, Inc. Specialty Casualty—Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	9/30/21	9/30/20
Gross written premiums	$1,121	$897	$904	$865	$978	$2,922	$2,579
Ceded reinsurance premiums	(389)	(305)	(316)	(300)	(336)	(1,010)	(840)

Net written premiums	732	592	588	565	642	1,912	1,739
Change in unearned premiums	(119)	(4)	(17)	7	(82)	(140)	(76)

Net earned premiums	613	588	571	572	560	1,772	1,663
Loss and LAE	335	363	361	337	352	1,059	1,059
Underwriting expense	168	154	154	144	155	476	472

Underwriting profit	$110	$71	$56	$91	$53	$237	$132

Included in results above:
Current accident year COVID-19 related losses	1	—	7	2	(1)	$8	$58

Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$1	$(3)	$5	$1	$5
Catastrophe loss	3	2	1	5	3	6	9

Total current accident year catastrophe losses	$3	$2	$2	$2	$8	$7	$14

Prior year loss reserve development (favorable) / adverse	$(56)	$(20)	$(9)	$(6)	$(16)	$(85)	$(91)

Combined ratio:
Loss and LAE ratio	54.6%	61.9%	63.1%	59.0%	62.9%	59.7%	63.7%
Underwriting expense ratio	27.4%	26.0%	27.1%	25.0%	27.8%	26.9%	28.4%

Combined ratio	82.0%	87.9%	90.2%	84.0%	90.7%	86.6%	92.1%

Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	90.6%	90.9%	90.4%	84.0%	92.9%	90.7%	93.5%

Loss and LAE components:
Current accident year, excluding COVID-19 related and catastrophe losses	63.2%	64.9%	63.3%	59.0%	65.1%	63.8%	65.1%
COVID-19 related losses	0.1%	0.1%	1.2%	0.3%	(0.1%)	0.4%	3.5%
Current accident year catastrophe losses	0.4%	0.3%	0.3%	0.8%	0.8%	0.3%	0.6%
Prior accident year loss reserve development	(9.1%)	(3.4%)	(1.7%)	(1.1%)	(2.9%)	(4.8%)	(5.5%)

Loss and LAE ratio	54.6%	61.9%	63.1%	59.0%	62.9%	59.7%	63.7%

American Financial Group, Inc. Specialty Financial—Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	9/30/21	9/30/20
Gross written premiums	$201	$189	$192	$195	$184	$582	$543
Ceded reinsurance premiums	(36)	(30)	(31)	(32)	(31)	(97)	(102)

Net written premiums	165	159	161	163	153	485	441
Change in unearned premiums	(2)	(2)	(4)	(5)	2	(8)	14

Net earned premiums	163	157	157	158	155	477	455
Loss and LAE	56	52	53	56	62	161	186
Underwriting expense	81	84	79	82	80	244	239

Underwriting profit	$26	$21	$25	$20	$13	$72	$30

Included in results above:
Current accident year COVID-19 related losses	$2	$2	$2	$(3)	$(1)	$6	$29

Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$2	$—	$—	$2	$—
Catastrophe loss	14	2	4	7	13	20	19

Total current accident year catastrophe losses	$14	$2	$6	$7	$13	$22	$19

Prior year loss reserve development (favorable) / adverse	$(18)	$(12)	$(8)	$(6)	$(9)	$(38)	$(22)

Combined ratio:
Loss and LAE ratio	34.2%	33.0%	33.8%	35.6%	39.9%	33.7%	40.8%
Underwriting expense ratio	50.0%	53.4%	50.3%	51.2%	51.7%	51.2%	52.7%

Combined ratio	84.2%	86.4%	84.1%	86.8%	91.6%	84.9%	93.5%

Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	86.3%	90.6%	85.9%	87.7%	89.5%	87.5%	87.6%

Loss and LAE components:
Current accident year, excluding COVID-19 related and catastrophe losses	36.3%	37.2%	35.6%	36.5%	37.8%	36.3%	34.9%
COVID-19 related losses	0.9%	1.3%	1.5%	(1.8%)	(0.8%)	1.2%	6.4%
Current accident year catastrophe losses	8.2%	1.8%	2.1%	4.5%	8.6%	4.1%	4.3%
Prior accident year loss reserve development	(11.2%)	(7.3%)	(5.4%)	(3.6%)	(5.7%)	(7.9%)	(4.8%)

Loss and LAE ratio	34.2%	33.0%	33.8%	35.6%	39.9%	33.7%	40.8%

American Financial Group, Inc. Other Specialty—Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	9/30/21	9/30/20
Gross written premiums	$—	$—	$—	$—	$—	$—	$—
Ceded reinsurance premiums	59	54	53	48	58	166	149

Net written premiums	59	54	53	48	58	166	149
Change in unearned premiums	(6)	(2)	(2)	—	(8)	(10)	(17)

Net earned premiums	53	52	51	48	50	156	132
Loss and LAE	46	35	32	40	38	113	100
Underwriting expense	19	18	22	14	21	59	54

Underwriting profit (loss)	$(12)	$(1)	$(3)	$(6)	$(9)	$(16)	$(22)

Included in results above:
Current accident year COVID-19 related losses	$—	$—	$—	$1	$1	$—	$1

Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	—	—	1	2	2	1	2

Total current accident year catastrophe losses	$—	$—	$1	$2	$2	$1	$2

Prior year loss reserve development (favorable) / adverse	$9	$4	$1	$9	$3	$14	$10

Combined ratio:
Loss and LAE ratio	87.8%	67.5%	62.3%	80.2%	78.6%	72.7%	76.6%
Underwriting expense ratio	34.7%	35.7%	42.3%	36.7%	37.0%	37.5%	39.1%

Combined ratio	122.5%	103.2%	104.6%	116.9%	115.6%	110.2%	115.7%

Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	105.4%	96.7%	100.2%	92.5%	107.8%	100.9%	107.0%

American Financial Group, Inc. Discontinued Annuity Operations ($ in millions)

	Three Months Ended (a)					Nine Months Ended
	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	9/30/21	9/30/20
Pretax Annuity historically reported as core operating (a)	$—	$129	$166	$129	$121	$295	$230
Impact of fair vaule, reinsurance accounting & unlocking	—	(55)	22	(48)	(43)	(33)	(140)
Realized gains (losses) of Annuity subs to be sold	—	31	81	470	22	112	(105)
Run-off life and long-term care	—	—	—	(2)	(3)	—	(6)

Pretax earnings of businesses to be sold to Mass Mutual	$—	$105	$269	$549	$97	$374	$(21)
Less amounts included in continuing operations	—	(22)	(28)	(9)	(3)	(50)	(10)

Pretax results from discontinued operations, excluding the gain on sale of discontinued operations	$—	$83	$241	$540	$94	$324	$(31)
Taxes	—	(18)	(48)	(113)	(18)	(66)	11

Net earnings from discontinued operations, excluding the gain on sale of discontinued operations	$—	$65	$193	$427	$76	$258	$(20)
Gain on sale of annuity business	—	697	(41)	—	—	656	—

Net earnings (loss) from discontinued operations	$—	$762	$152	$427	$76	$914	$(20)

(a)	AFG completed the sale of its Annuity businesses on May 28, 2021. The amounts for three months ended 6/30/21 and nine months ended 9/30/21 only include earnings through the sale date.

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20
Assets:
Total cash and investments	$16,387	$16,125	$13,900	$13,494	$13,685	$13,216
Recoverables from reinsurers	3,523	3,330	3,231	3,288	3,324	3,132
Prepaid reinsurance premiums	1,028	865	755	768	862	733
Agents’ balances and premiums receivable	1,492	1,423	1,209	1,229	1,382	1,363
Deferred policy acquisition costs	262	258	244	244	269	296
Assets of managed investment entities	5,130	5,086	5,102	4,971	4,717	4,393
Other receivables	1,097	682	576	678	854	539
Assets of discontinued annuity operations	—	—	48,139	47,885	46,947	46,183
Other assets	847	835	865	977	1,018	954
Goodwill	176	176	176	176	176	176

Total assets	$29,942	$28,780	$74,197	$73,710	$73,234	$70,985

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$10,991	$10,498	$10,384	$10,392	$10,754	$10,321
Unearned premiums	3,415	3,054	2,821	2,803	3,015	2,778
Payable to reinsurers	1,146	829	753	807	977	746
Liabilities of managed investment entities	5,034	5,029	5,045	4,914	4,666	4,355
Long-term debt	1,964	1,963	1,963	1,963	2,108	1,912
Other liabilities	2,152	1,806	1,653	1,584	1,650	1,597
Liabilities of discontinued annuity operations	—	—	44,893	44,458	43,724	43,150

Total liabilities	$24,702	$23,179	$67,512	$66,921	$66,894	$64,859
Shareholders’ equity:
Common stock	$85	$85	$85	$86	$87	$89
Capital surplus	1,315	1,303	1,279	1,281	1,283	1,299
Retained earnings	3,680	4,023	4,354	4,149	3,737	3,685
Unrealized gains—fixed maturities	178	205	963	1,255	1,212	1,030
Unrealized gains (losses)—fixed maturity-related cash flow hedges	—	—	27	41	41	47
Other comprehensive income, net of tax	(18)	(15)	(23)	(23)	(20)	(24)

Total shareholders’ equity	5,240	5,601	6,685	6,789	6,340	6,126

Total liabilities and equity	$29,942	$28,780	$74,197	$73,710	$73,234	$70,985

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20
Shareholders’ equity	$5,240	$5,601	$6,685	$6,789	$6,340	$6,126
Unrealized (gains) related to fixed maturities	(178)	(205)	(990)	(1,296)	(1,253)	(1,077)

Adjusted shareholders’ equity	5,062	5,396	5,695	5,493	5,087	5,049
Goodwill from continuing and discontinued operations	(176)	(176)	(207)	(207)	(207)	(207)
Intangibles	(29)	(30)	(31)	(34)	(34)	(37)

Tangible adjusted shareholders’ equity	$4,857	$5,190	$5,457	$5,252	$4,846	$4,805

Common shares outstanding	84.795	84.714	85.126	86.345	87.267	88.659
Book value per share:
Book value per share	$61.80	$66.12	$78.53	$78.62	$72.65	$69.10
Adjusted (a)	59.70	63.70	66.89	63.61	58.29	56.95
Tangible, adjusted (b)	57.28	61.27	64.10	60.82	55.53	54.20
Market capitalization
AFG’s closing common share price	$125.83	$124.72	$114.10	$87.62	$66.98	$63.46
Market capitalization	$10,670	$10,566	$9,713	$7,566	$5,845	$5,626
Price / Adjusted book value ratio	2.11	1.96	1.71	1.38	1.15	1.11

(a)	Excludes unrealized gains related to fixed maturity investments.
(b)	Excludes unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20
AFG senior obligations	$1,318	$1,318	$1,318	$1,318	$1,318	$1,318
Borrowings drawn under credit facility	—	—	—	—	—	—

Debt excluding subordinated debt	$1,318	$1,318	$1,318	$1,318	$1,318	$1,318
AFG subordinated debentures	675	675	675	675	825	625

Total principal amount of long-term debt	$1,993	$1,993	$1,993	$1,993	$2,143	$1,943
Shareholders’ equity	5,240	5,601	6,685	6,789	6,340	6,126
Noncontrolling interests (including redeemable NCI)	—	—	—	—	—	—
Less:
Unrealized (gains) related to fixed maturity investments	(178)	(205)	(990)	(1,296)	(1,253)	(1,077)

Total adjusted capital	$7,055	$7,389	$7,688	$7,486	$7,230	$6,992

Ratio of debt to total adjusted capital:
Including subordinated debt	28.2%	27.0%	25.9%	26.6%	29.6%	27.8%
Excluding subordinated debt	18.7%	17.8%	17.1%	17.6%	18.2%	18.9%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	9/30/21	9/30/20
Property and Casualty Insurance
Paid Losses (GAAP)	$678	$667	$674	$758	$646	$2,019	$1,998

	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	6/30/20
GAAP Equity (excluding AOCI)
Property and Casualty Insurance	$4,934	$4,779	$4,571	$4,458	$4,154	$3,945
Annuity	—	—	3,012	2,893	2,659	2,579
Parent and other subsidiaries	146	632	(1,865)	(1,835)	(1,706)	(1,451)

AFG GAAP Equity (excluding AOCI)	$5,080	$5,411	$5,718	$5,516	$5,107	$5,073

Allowable dividends without regulatory approval
Property and Casualty Insurance	$416	$416	$416	$416	$565	$565
Annuity and Run-off	—	—	289	289	287	287

Total	$416	$416	$705	$705	$852	$852

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value—September 30, 2021
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,469	$1,364	$—	$2,833	17%
Fixed maturities—Available for sale	9,147	1,280	—	10,427	64%
Fixed maturities—Trading	29	—	—	29	0%
Equity securities—common stocks	484	79	—	563	3%
Equity securities—perpetual preferred	430	—	—	430	3%
Investments accounted for using the equity method	1,407	—	—	1,407	9%
Mortgage loans	537	—	—	537	3%
Real estate and other investments	152	105	(96)	161	1%

Total cash and investments	$13,655	$2,828	$(96)	$16,387	100%

	Carrying Value—December 31, 2020
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,408	$257	$—	$1,665	12%
Fixed maturities—Available for sale	9,076	8	—	9,084	67%
Fixed maturities—Trading	24	—	—	24	0%
Equity securities—common stocks	438	72	—	510	4%
Equity securities—perpetual preferred	379	—	—	379	3%
Investments accounted for using the equity method	806	429	—	1,235	9%
Mortgage loans	377	—	—	377	3%
Real estate and other investments	125	151	(56)	220	2%

Total cash and investments	$12,633	$917	$(56)	$13,494	100%

American Financial Group, Inc. Net Investment Income From Continuing Operations ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20	9/30/21	9/30/20
Property and Casualty Insurance:
Gross Investment Income
Fixed maturities—Available for sale	$70	$70	$72	$71	$72	$212	$228
Fixed maturities—Trading	1	—	—	—	—	1	1
Equity securities—dividends	6	6	8	7	8	20	26
Equity securities—MTM	6	5	23	8	(3)	34	2
Equity in investees	73	51	49	27	27	173	23
AFG managed CLOs	5	7	5	6	4	17	(7)
Other investments (a)	8	6	4	4	5	18	14

Gross investment income	169	145	161	123	113	475	287
Investment expenses	(4)	(2)	(2)	(1)	(2)	(8)	(5)

Total net investment income	$165	$143	$159	$122	$111	$467	$282

Average cash and investments (b)	$13,194	$12,630	$12,573	$12,135	$11,764	$12,763	$11,611

Average yield (c)	5.00%	4.53%	5.06%	4.02%	3.77%	4.88%	3.24%

AFG consolidated net investment income:
Property & Casualty core	$165	$143	$159	$122	$111	$467	$282
Neon exited lines non-core	—	—	—	—	1	—	(5)
Equity in Investees (d)	—	20	29	19	9	49	30
Other Investments (d)	—	2	—	1	1	2	(1)
Parent & other	9	6	5	11	4	20	1
Consolidate CLOs	(5)	(7)	(5)	(6)	(4)	(17)	7

Total net investment income	$169	$164	$188	$147	$122	$521	$314

(a)	Includes income from mortgage loans, real estate, policy loans, short-term investments, and cash equivalents.
(b)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(c)	Average yield is calculated by dividing investment income for the quarter by the average cash and investment balance over the quarter.
(d)	Investment income on real estate-related assets retained by AFG from the sale of the annuity business.

American Financial Group, Inc. Alternative Investments—Continuing Operations ($ in millions)

	Three Months Ended						Nine Months Ended
	9/30/21	6/30/21	3/31/21	12/31/20	9/30/20		9/30/21	9/30/20
Property and Casualty Insurance:
Net Investment Income
Equity securities MTM through investment income (a)	$6	$5	$23	$8		$(3)	$34	$2
Investments accounted for using the equity method (b)	73	51	49	27	27		173	23
AFG managed CLOs (eliminated in consolidation)	5	7	5	6	4		17	(7)

Total Property & Casualty	$84	$63	$77	$41	$28		$224	$18

Investments
Equity securities MTM through investment income (a)	$195	$172	$159	$129	$109		$195	$109
Investments accounted for using the equity method (b)	1,407	1,378	861	806	778		1,407	778
AFG managed CLOs (eliminated in consolidation)	96	57	57	57	46		96	46

Total Property & Casualty	$1,698	$1,607	$1,077	$992	$933		$1,698	$933

Annualized Return—Property & Casualty	20.3%	22.9%	29.8%	17.0%	12.3%		24.4%	2.7%
Continuing Operations:
Net Investment Income
Equity securities MTM through investment income (a)	$6	$5	$23	$8		$(3)	$34	$2
Investments accounted for using the equity method (b)(c)	73	71	78	46	36		222	53
AFG managed CLOs (eliminated in consolidation)	5	7	5	6	4		17	(7)

Total Continuing operations	$84	$83	$106	$60	$37		$273	$48

Investments
Equity securities MTM through investment income (a)	$195	$172	$159	$129	$109		$195	$109
Investments accounted for using the equity method (b)	1,407	1,378	1,324	1,235	1,194		1,407	1,194
AFG managed CLOs (eliminated in consolidation)	96	57	57	57	46		96	46

Total Continuing operations	$1,698	$1,607	$1,540	$1,421	$1,349		$1,698	$1,349

Annualized Return—Continuing operations	20.3%	21.1%	28.6%	17.3%	11.2%		23.2%	5.1%

(a)

AFG carries the small portion of its equity securities previously classified as “trading” and investments in limited partnerships and similar investments that aren’t accounted for using the equity method at fair value through net investment income.

(b)	The majority of AFG’s investments accounted for using the equity method mark their underlying assets to market through net income.
(c)	Includes investment income on real estate-related partnerships retained by AFG from the sale of the annuity business.

American Financial Group, Inc. Fixed Maturities—By Security Type—AFG Consolidated ($ in millions)

September 30, 2021	Book Value (c)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$216	$218	$2	2%	1%
States, municipalities and political subdivisions	1,849	1,926	77	19%	12%
Foreign government	241	242	1	2%	1%
Residential mortgage-backed securities	704	754	50	7%	5%
Commercial mortgage-backed securities	110	113	3	1%	1%
Collateralized loan obligations	1,826	1,829	3	18%	11%
Other asset-backed securities	2,625	2,645	20	25%	16%
Corporate and other bonds	2,660	2,729	69	26%	17%

Total AFG consolidated	$10,231	$10,456	$225	100%	64%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	2.95%
Net of investment expense (a)	2.84%
Tax equivalent, net of investment expense (b)	2.98%
Approximate average life and duration:
Approximate average life	3.5 years
Approximate duration	2 years

December 31, 2020	Book Value (c)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$192	$198	$6	2%	1%
States, municipalities and political subdivisions	2,196	2,312	116	25%	17%
Foreign government	193	197	4	2%	1%
Residential mortgage-backed securities	859	915	56	10%	7%
Commercial mortgage-backed securities	89	92	3	1%	1%
Collateralized loan obligations	1,062	1,062	—	12%	8%
Other asset-backed securities	2,033	2,047	14	23%	15%
Corporate and other bonds	2,200	2,285	85	25%	17%

Total AFG consolidated	$8,824	$9,108	$284	100%	67%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	3.32%
Net of investment expense (a)	3.26%
Tax equivalent, net of investment expense (b)	3.40%
Approximate average life and duration:
Approximate average life	4 years
Approximate duration	3 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.
(c)	Book Value is amortized cost, net of allowance for expected credit losses.

Appendix A American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 9/30/2021 ($ in millions)

	Fair Value by Type
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$218	$765	$228	$423	$82	$1,584	$1,290	$51	$4,641	44%
AA	—	1,076	—	11	8	177	392	189	1,853	18%
A	—	65	—	22	1	57	457	716	1,318	13%
BBB	—	9	4	8	14	10	277	1,058	1,380	13%

Subtotal—Investment grade	218	1,915	232	464	105	1,828	2,416	2,014	9,192	88%
BB	—	—	—	4	8	—	4	143	159	2%
B	—	—	—	18	—	—	11	11	40	0%
CCC, CC, C	—	—	—	149	—	—	—	9	158	2%
D	—	—	—	19	—	—	—	1	20	0%

Subtotal—Non-Investment grade	—	—	—	190	8	—	15	164	377	4%
Not Rated (b)	—	11	10	100	—	1	214	551	887	8%

Total	$218	$1,926	$242	$754	$113	$1,829	$2,645	$2,729	$10,456	100%

	Fair Value by type
NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$218	$1,916	$216	$684	$96	$1,254	$1,899	$1,232	$7,515	82%
2	—	9	—	2	2	9	276	1,093	1,391	15%

Subtotal	218	1,925	216	686	98	1,263	2,175	2,325	8,906	97%
3	—	—	—	3	8	—	4	149	164	2%
4	—	—	—	1	—	—	11	21	33	0%
5	—	—	—	7	—	1	2	26	36	1%
6	—	—	—	2	—	—	—	1	3	0%

Subtotal	—	—	—	13	8	1	17	197	236	3%
Total insurance companies	$218	$1,925	$216	$699	$106	$1,264	$2,192	$2,522	$9,142	100%

Total non-insurance (c)	—	1	26	55	7	565	453	207	1,314

Total	$218	$1,926	$242	$754	$113	$1,829	$2,645	$2,729	$10,456

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For ABS, 85% are NAIC 1 and 14% are held by non-insurance companies.

For Corp/Oth, 53% are NAIC 1, 5% NAIC 2 and 37% are held by non-insurance companies.

For Total, 65% are NAIC 1, 3% NAIC 2 and 27% are held by non-insurance companies.

(c)	80% are investment grade rated.

Appendix B American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2020 ($ in millions)

	Fair Value by Type
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$198	$922	$179	$492	$62	$801	$889	$41	$3,584	39%
AA	—	1,271	—	20	8	179	407	163	2,048	22%
A	—	97	—	31	1	72	330	620	1,151	13%
BBB	—	9	2	10	14	9	208	887	1,139	13%

Subtotal—Investment grade	198	2,299	181	553	85	1,061	1,834	1,711	7,922	87%
BB	—	—	—	10	6	—	2	95	113	1%
B	—	—	—	24	—	—	10	30	64	1%
CCC, CC, C	—	—	—	170	1	—	—	13	184	2%
D	—	—	—	38	—	—	—	—	38	0%

Subtotal—Non-Investment grade	—	—	—	242	7	—	12	138	399	4%
Not Rated (b)	—	13	16	120	—	1	201	436	787	9%

Total	$198	$2,312	$197	$915	$92	$1,062	$2,047	$2,285	$9,108	100%

	Fair Value by type
NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$198	$2,302	$176	$883	$83	$1,051	$1,823	$1,203	$7,719	85%
2	—	9	—	2	2	9	208	907	1,137	12%

Subtotal	198	2,311	176	885	85	1,060	2,031	2,110	8,856	97%
3	—	—	—	7	7	—	2	95	111	1%
4	—	—	—	2	—	—	10	49	61	1%
5	—	—	—	10	—	1	2	28	41	1%
6	—	—	—	2	—	—	—	1	3	0%

Subtotal	—	—	—	21	7	1	14	173	216	3%
No designation (c)	—	1	21	9	—	1	2	2	36	0%

Total	$198	$2,312	$197	$915	$92	$1,062	$2,047	$2,285	$9,108	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For ABS, 98% are NAIC 1.

For Corp/Oth, 87% are NAIC 1, 4% NAIC 2, 2% NAIC 3, 4% NAIC 4, 3% NAIC 5.

For Total, 90% are NAIC 1, 2% NAIC 2, 2% NAIC 3, 2% NAIC 4, 3% NAIC 5.

(c)	Primarily relates to securities held by non-insurance companies.

Appendix G American Financial Group, Inc. Real Estate-Related Investments 9/30/2021 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)

Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)
Multi-family	$899	88%	96%	98%
Fund Investments	42	4%	—	—
Student Housing	25	2%	94%	98%
QOZ Fund—Development	19	2%	—	—
Land Development	16	2%	—	—
Office	15	1%	81%	100%
Hospitality	8	1%	—	—

Total	$1,024	100%

Real Estate

Property Type	Book Value	% of Book Value	Debt
Resort & Marina	$53	40%	$—
Marina	38	29%	—
Hotel	21	16%	—
Office Building	16	12%	—
Land	5	3%	—

Total	$133	100%	$—

Mortgage Loans

Property Type	Book Value	% of Book Value	Loan To Value (d)
Multifamily	312	58%	68%
Hospitality	146	27%	54%
Office	72	14%	72%
Retail	7	1%	56%

Total	$537	100%	64%

Currently, no loans are receiving interest deferral through forbearance agreements.

(a)	Total investments accounted for using the equity method is $1.4 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 9/30/21
(c)	Collections for July—September
(d)	Based on most recent property appraisals, the vast majority of which are prior to March 2020.

Appendix C American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 9/30/2021 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Other Financials	Asset Managers	Banking	Technology	Insurance	Autos	Consumer	REITs	Healthcare	Energy	Capital Goods	Communications	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$16	$—	$—	$10	$—	$10	$—	$—	$13	$2	$51	2%
AA	12	—	27	48	35	—	17	—	12	36	—	—	2	189	7%
A	95	47	116	27	117	56	44	48	22	23	61	25	35	716	26%
BBB	95	289	204	78	25	88	34	63	41	31	13	34	63	1,058	39%

Subtotal	202	336	347	169	177	144	105	111	85	90	74	72	102	2,014	74%
BB	4	5	—	34	7	12	36	—	10	9	4	—	22	143	5%
B	—	—	—	2	—	4	3	—	2	—	—	—	—	11	1%
CCC, CC, C	—	—	—	2	—	—	2	—	—	—	—	—	5	9	0%
D	—	—	—	—	—	—	—	—	—	—	—	—	1	1	0%

Subtotal	4	5	—	38	7	16	41	—	12	9	4	—	28	164	6%
Not Rated (b)	470	20	—	1	10	—	14	6	7	—	2	—	21	551	20%

Total	$676	$361	$347	$208	$194	$160	$160	$117	$104	$99	$80	$72	$151	$2,729	100%

	Fair Value By Industry
NAIC designation	Other Financials	Asset Managers	Banking	Technology	Insurance	Autos	Consumer	REITs	Healthcare	Energy	Capital Goods	Communications	Other	Total	% Total
1	$372	$34	$143	$90	$162	$56	$74	$48	$45	$59	$61	$38	$50	$1,232	49%
2	96	321	204	79	26	89	36	56	41	31	15	34	65	1,093	43%

Subtotal	468	355	347	169	188	145	110	104	86	90	76	72	115	2,325	92%
3	4	6	—	33	6	11	38	6	9	9	4	—	23	149	6%
4	—	—	—	2	—	4	5	7	3	—	—	—	—	21	1%
5	—	—	—	4	—	—	7	—	6	—	—	—	9	26	1%
6	—	—	—	—	—	—	—	—	—	—	—	—	1	1	0%

Subtotal	4	6	—	39	6	15	50	13	18	9	4	—	33	197	8%
Total insurance companies	$472	$361	$347	$208	$194	$160	$160	$117	$104	$99	$80	$72	$148	$2,522	100%
Total non-insurance	204	—	—	—	—	—	—	—	—	—	—	—	3	207

Total	$676	$361	$347	$208	$194	$160	$160	$117	$104	$99	$80	$72	$151	$2,729

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For Other Financials, 56% are NAIC 1 and 43% are held by non-insurance companies.

For the Total, 53% are NAIC 1, 5% NAIC 2, and 37% are held by non-insurance companies.

Appendix D American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2020 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Other Financials	Banking	Asset Managers	Technology	Insurance	Autos	Consumer	Energy	Healthcare	REITs	Capital Goods	Communications	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$16	$—	$—	$—	$—	$10	$—	$—	$13	$2	$41	2%
AA	12	28	8	23	35	—	5	37	12	—	—	—	3	163	7%
A	39	121	53	24	96	28	50	25	22	36	63	26	37	620	27%
BBB	65	190	147	81	21	119	36	33	45	23	13	37	77	887	39%

Subtotal	116	339	208	144	152	147	91	95	89	59	76	76	119	1,711	75%
BB	9	—	—	16	6	11	21	13	4	—	4	1	10	95	4%
B	—	—	—	2	—	—	3	3	3	15	—	—	4	30	1%
CCC, CC, C	—	—	—	2	—	—	2	—	1	—	—	—	8	13	1%
D	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	9	—	—	20	6	11	26	16	8	15	4	1	22	138	6%
Not Rated (b)	385	—	—	3	8	—	7	—	—	13	2	—	18	436	19%

Total	$510	$339	$208	$167	$166	$158	$124	$111	$97	$87	$82	$77	$159	$2,285	100%

	Fair Value By Industry
NAIC designation	Other Financials	Banking	Asset Managers	Technology	Insurance	Autos	Consumer	Energy	Healthcare	REITs	Capital Goods	Communications	Other	Total	% Total
1	$432	$149	$62	$63	$131	$28	$55	$62	$45	$35	$63	$39	$39	$1,203	53%
2	69	190	146	81	22	119	36	33	45	24	14	37	91	907	40%

Subtotal	501	339	208	144	153	147	91	95	90	59	77	76	130	2,110	93%
3	9	—	—	14	4	11	20	13	3	5	4	1	11	95	4%
4	—	—	—	2	8	—	5	3	4	23	—	—	4	49	2%
5	—	—	—	6	1	—	8	—	—	—	1	—	12	28	1%
6	—	—	—	1	—	—	—	—	—	—	—	—	—	1	0%

Subtotal	9	—	—	23	13	11	33	16	7	28	5	1	27	173	7%
No designation (c)	—	—	—	—	—	—	—	—	—	—	—	—	2	2	0%

Total	$510	$339	$208	$167	$166	$158	$124	$111	$97	$87	$82	$77	$159	$2,285	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For Other Financials, 99% are NAIC 1.

For the Total, 87% are NAIC 1, 4% NAIC 2, 2% NAIC 3, 4% NAIC 4, 3% NAIC 5.

(c)	Primarily relates to securities held by non-insurance companies.

Appendix E American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 9/30/2021 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Commercial Real Estate	Secured Financing (c)	Auto	TruPS	Whole Business	Single Family Rental	Railcar	Consumer Loans	Triple Net Lease	Aircraft	Mortgage Servicer Receivables	Other	Total	% Total
Investment Grade
AAA	$628	$—	$211	$—	$—	$128	$—	$40	$92	$—	$39	$152	$1,290	49%
AA	8	40	21	179	41	32	—	44	10	—	—	17	392	15%
A	—	84	13	20	4	—	135	42	12	51	—	96	457	17%
BBB	—	2	—	—	154	—	—	—	—	44	63	14	277	10%

Subtotal	636	126	245	199	199	160	135	126	114	95	102	279	2,416	91%
BB	—	—	—	—	—	—	—	—	—	4	—	—	4	0%
B	—	1	—	—	—	—	—	—	—	9	—	1	11	1%
CCC, CC, C	—	—	—	—	—	—	—	—	—	—	—	—	—	0%
D	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	1	—	—	—	—	—	—	—	13	—	1	15	1%
Not Rated (b)	—	211	—	—	—	—	—	—	—	3	—	—	214	8%

Total	$636	$338	$245	$199	$199	$160	$135	$126	$114	$111	$102	$280	$2,645	100%

	Fair Value By Collateral Type
NAIC designation	Commercial Real Estate	Secured Financing (c)	Auto	TruPS	Whole Business	Single Family Rental	Railcar	Consumer Loans	Triple Net Lease	Aircraft	Mortgage Servicer Receivables	Other	Total	% Total
1	$502	$306	$50	$199	$45	$159	$135	$115	$114	$51	$39	$184	$1,899	87%
2	—	2	—	—	154	—	—	—	—	44	63	13	276	12%

Subtotal	502	308	50	199	199	159	135	115	114	95	102	197	2,175	99%
3	—	—	—	—	—	—	—	—	—	4	—	—	4	0%
4	—	1	—	—	—	—	—	—	—	9	—	1	11	1%
5	—	—	—	—	—	—	—	—	—	2	—	—	2	0%
6	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	1	—	—	—	—	—	—	—	15	—	1	17	1%
Total insurance companies	$502	$309	$50	$199	$199	$159	$135	$115	$114	$110	$102	$198	$2,192	100%
Total non-insurance	134	29	195	—	—	1	—	11	—	1	—	82	453

Total	$636	$338	$245	$199	$199	$160	$135	$126	$114	$111	$102	$280	$2,645

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	85% of not rated securities are NAIC 1 and 14% are held by non-insurance companies.
(c)	Secured Financings are privately placed funding agreements secured by assets including Single Family Rental properties, Bank Loans, Bank Trust Preferreds, Commercial and Residential Mortgages.

Appendix F American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2020 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Commercial Real Estate	Secured Financing (c)	TruPS	Single Family Rental	Whole Business	Railcar	Consumer Loans	Triple Net Lease	Aircraft	Mortgage Servicer Receivables	Auto	Other	Total	% Total
Investment Grade
AAA	$427	$—	$—	$151	$—	$—	$53	$74	$—	$39	$29	$116	$889	43%
AA	6	61	173	46	41	—	33	11	—	—	20	16	407	20%
A	—	13	36	5	4	140	22	17	38	—	3	52	330	16%
BBB	—	—	—	—	134	—	—	—	30	40	—	4	208	10%

Subtotal	433	74	209	202	179	140	108	102	68	79	52	188	1,834	89%
BB	—	—	—	—	—	—	—	—	2	—	—	—	2	0%
B	—	2	—	—	—	—	—	—	7	—	—	1	10	1%
CCC, CC, C	—	—	—	—	—	—	—	—	—	—	—	—	—	0%
D	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	2	—	—	—	—	—	—	9	—	—	1	12	1%
Not Rated (b)	—	167	—	—	—	—	—	—	3	—	—	31	201	10%

Total	$433	$243	$209	$202	$179	$140	$108	$102	$80	$79	$52	$220	$2,047	100%

	Fair Value By Collateral Type
NAIC designation	Commercial Real Estate	Secured Financing (c)	TruPS	Single Family Rental	Whole Business	Railcar	Consumer Loans	Triple Net Lease	Aircraft	Mortgage Servicer Receivables	Auto	Other	Total	% Total
1	$433	$241	$209	$201	$46	$140	$108	$102	$37	$40	$52	$214	$1,823	89%
2	—	1	—	—	133	—	—	—	31	39	—	4	208	10%

Subtotal	433	242	209	201	179	140	108	102	68	79	52	218	2,031	99%
3	—	—	—	—	—	—	—	—	2	—	—	—	2	0%
4	—	1	—	—	—	—	—	—	7	—	—	2	10	1%
5	—	—	—	—	—	—	—	—	2	—	—	—	2	0%
6	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	1	—	—	—	—	—	—	11	—	—	2	14	1%
No designation (d)	—	—	—	1	—	—	—	—	1	—	—	—	2	0%

Total	$433	$243	$209	$202	$179	$140	$108	$102	$80	$79	$52	$220	$2,047	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	98% of not rated securities are NAIC 1.
(c)	Secured Financings are privately placed funding agreements secured by assets including Single Family Rental properties, Bank Loans, Bank Trust Preferreds, Commercial and Residential Mortgages.
(d)	Primarily relates to securities held by non-insurance companies.

Appendix H American Financial Group, Inc. Real Estate-Related Investments 12/31/2020 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)

Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)
Multi-family	$793	87%	96%	98%
Fund Investments	38	4%	—	—
Student Housing	28	3%	94%	98%
Land—Development	17	2%	—	—
QOZ Fund—Development	16	2%	—	—
Office	15	1%	90%	100%
Hospitality	8	1%	—	—

Total	$915	100%

Real Estate

Property Type	Book Value	% of Book Value	Debt
Marina	$63	39%	$—
Resort & Marina	56	34%	—
Hotel	23	14%	—
Office Building	17	10%	—
Land	4	3%	—

Total	$163	100%	$—

Mortgage Loans

Property Type	Book Value	% of Book Value	Loan To Value
Hospitality	160	42%	56%
Multi-family	138	37%	68%
Office	73	19%	72%
Retail	6	2%	57%

Total	$377	100%	64%

Currently, no loans are receiving interest deferral through forbearance agreements.

(a)	Total investments accounted for using the equity method is $1.2 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 12/31/20
(c)	Collections for October—December
(d)	Based on most recent property appraisals, the vast majority of which are prior to March 2020.